BLACKROCK EUROFUND

(the “Fund”)

Supplement dated June 6, 2018 to the Prospectus and Statement of Additional Information,

each dated October 27, 2017, as supplemented to date

Effective June 1, 2018, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below.

The fourth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following.

Effective June 1, 2018, BlackRock has voluntarily agreed to waive 0.06% of its management fee payable by the Fund. This voluntary waiver may be changed or discontinued at any time without notice. From June 12, 2017 through May 31, 2018, BlackRock voluntarily agreed to waive 0.03% of its management fee payable by the Fund.

The third paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

Effective June 1, 2018, BlackRock has voluntarily agreed to waive 0.06% of its management fee payable by the Fund. This voluntary waiver may be changed or discontinued at any time without notice. From June 12, 2017 through May 31, 2018, BlackRock voluntarily agreed to waive 0.03% of its management fee payable by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-10475-0618SUP